Exhibit 10
FIRST AMENDMENT
TO
BOB EVANS FARMS, INC. AND AFFILIATES
2002
SECOND AMENDED AND RESTATED
SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN
     WHEREAS, Bob Evans Farms, Inc., a Delaware corporation (the “Corporation”), maintains the Bob Evans Farms, Inc. and Affiliates 2002 Second Amended and Restated Supplemental Executive Retirement Plan (the “Plan”);
     WHEREAS, the Corporation desires to amend the Plan; and
     WHEREAS, pursuant to Section 8.01 of the Plan, the Corporation may amend the Plan at any time; however, no amendment may affect the vested rights of any Member or Beneficiary (each as defined in the Plan) accrued under the Plan before the effective date of that amendment;
     NOW, THEREFORE, effective as of February 13, 2007, the Corporation hereby amends the Plan as follows:
1.	By deleting Section 2.12 in its entirety and by substituting therefor the following:

“2.12 Early Retirement Date. The earlier of the date [1] an Eligible Employee reaches age 55 and has been credited with at least 10 “Years of Service” (as defined in the Corporation’s tax-qualified Code §401(k) plan, whether or not a Member also is actively participating in that plan and whether or not that plan is terminated while this Plan remains in effect) or [2][a] the sum of the Eligible Employee’s age (measured in whole years only) and Years of Service (measured in whole years only) equals 70 and [b] the Eligible Employee has been credited with at least 10 Years of Service.”
2.	By deleting Section 2.13 in its entirety and by substituting therefor the following:

“2.13 Effective Date. April 17, 1992, with respect to the Plan; May 1, 1998, with respect to the first amendment and restatement; May 1, 2002, with respect to the second amendment and restatement; and February 13, 2007, with respect to the first amendment to the second amendment and restatement.”
     IN WITNESS WHEREOF, the Corporation has caused this Amendment to be executed by its duly authorized officer, effective as of the date above.

BOB EVANS FARMS, INC.
By:	/s/ Larry R. Beckwith
	Print Name:	Larry R. Beckwith
	Title:	Sr. Vice President Administration and Information Systems